LAW OFFICE OF C. RICHARD ROPKA, L.L.C.

C. Richard Ropka, LLM (Tax) †

215 Fries Mill Road

Turnersville, New Jersey 08012

†  Admitted to practice in US Supreme Court,

(856) 374-1744

     US District Court & US Tax Court

(1-866) 272-8505 (Fax)

July 28, 2015

VIA EDGAR

Maryann Dobelbauer

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC  20549

Re:

TCG Financial Series Trust VII on behalf of its separate series the TCG Max Money Market Fund (File Numbers: 333-189486; 811-22832)

Dear Ms. Dobelbauer,

Kindly accept this letter in summary of the amendments reflected in the above referenced registrant’s redlined POS485(a) filed simultaneously herewith.  In particular the follow revisions have been made to this filing:

1.

The Fund has amended its name to remove words that reference government; and

2.

Revisions to the Fund’s Principal Investment Strategies are being proposed as indicated.

We acknowledge the following on behalf of our client, the above named registrant that:

a.

The Fund is responsible for the adequacy and accuracy of the disclosure in its filings;

b.

should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;

c.

the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Fund from full responsibility for the adequacy and accuracy of the disclosure in the filings;

d.

the Fund may not assert this action as a defense in any proceeding initiated by the Commission or any person under the Federal securities laws of the United States.

Thank you for your kind attention to the matter.  Should you have any questions, please contact me.

Sincerely,

/s/ C. Richard Ropka, Esq.

 C. Richard Ropka, Esq.

CRR/ab

cc: Jorge H. Coloma

     Vivian Coloma-Davila